UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2018

Date of reporting period:	March 31, 2018

Item 1.     Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES—96.8% of Net Assets
ASSET-BACKED SECURITIES—11.4%
321 Henderson Receivables LLC (17-1A-A) 3.99%(1)	08/16/60	$251,917	$258,435
A Voce CLO, Ltd. (14-1A-A1R) 2.88% (3 mo. USD LIBOR + 1.160%)(1)(2)	07/15/26	1,400,000	1,401,536
AMMC CLO (16-19A-A) 3.22% (3 mo. USD LIBOR + 1.500%)(1)(2)	10/15/28	1,370,000	1,378,794
AMUR Finance I LLC (13-1) 10.00%(3)	01/25/22	777,891	287,820
AMUR Finance I LLC (13-2) 10.00%(3)	03/20/24	529,571	185,350
Babson CLO, Ltd. (13-IA-AR) 2.54% (3 mo. USD LIBOR + 0.800%)(1)(4)	01/20/28	640,000	640,635
Babson CLO, Ltd. (14-3A-AR) 3.04% (3 mo. USD LIBOR + 1.320%)(1)(2)	01/15/26	710,000	710,900
Bayview Commercial Asset Trust (03-2-A) 2.74% (1 mo. USD LIBOR + 0.870%)(1)(2)	12/25/33	579,372	558,847
Bayview Commercial Asset Trust (04-1-A) 2.23% (1 mo. USD LIBOR + 0.540%)(1)(2)	04/25/34	462,468	463,929
Bayview Commercial Asset Trust (04-2-A) 2.30% (1 mo. USD LIBOR + 0.645%)(1)(2)	08/25/34	496,637	489,010
Bayview Commercial Asset Trust (04-3-A1) 2.24% (1 mo. USD LIBOR + 0.370%)(1)(2)	01/25/35	252,183	249,281
Blue Hill CLO, Ltd. (13-1A-AR) 2.90% (3 mo. USD LIBOR + 1.180%)(1)(2)	01/15/26	1,079,040	1,080,479
Brazos Higher Education Authority, Inc. (10-1-A2) 3.14% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,248,349
CIT Education Loan Trust (07-1-A) 2.38% (3 mo. USD LIBOR + 0.090%)(1)(2)	03/25/42	812,211	769,634
Education Loan Asset-Backed Trust I (13-1-A2) 2.67% (1 mo. USD LIBOR + 0.800%)(1)(2)	04/26/32	1,260,000	1,238,727
EFS Volunteer No 2 LLC (12-1-A2) 3.22% (1 mo. USD LIBOR + 1.350%)(1)(2)	03/25/36	1,500,000	1,527,842
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 2.52% (1 mo. USD LIBOR + 0.650%)(1)(2)	08/27/46	2,295,229	2,262,999
GE Business Loan Trust (05-1A-A3) 2.03% (1 mo. USD LIBOR + 0.250%)(1)(2)	06/15/33	203,912	200,365
Global SC Finance SRL (14-1A-A2) 3.09%(1)	07/17/29	275,500	269,280
Goal Capital Funding Trust (06-1-B) 2.39% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	286,051	266,334
Higher Education Funding I (14-1-A) 2.99% (3 mo. USD LIBOR + 1.050%)(1)(2)	05/25/34	518,200	522,361
Magnetite VII, Ltd. (12-7A-A1R2) 2.62%(1)(4)	01/15/28	410,000	410,408
Nelnet Student Loan Trust (14-4A-A2) 2.82% (1 mo. USD LIBOR + 0.950%)(1)(2)	11/25/48	575,000	581,114
North Carolina State Education Assistance Authority (11-1-A3) 2.65% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	2,200,000	2,222,278
Scholar Funding Trust (12-B-A2) 2.75% (1 mo. USD LIBOR + 1.100%)(1)(2)	03/28/46	883,820	891,484
SLC Student Loan Trust (04-1-B) 2.13% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	400,358	383,134
SLC Student Loan Trust (06-1-B) 2.33% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	505,021	480,053
SLM Student Loan Trust (04-2-B) 2.22% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	431,261	412,784
SLM Student Loan Trust (05-9-B) 2.04% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	514,549	491,845
SLM Student Loan Trust (06-2-A6) 1.92% (3 mo. USD LIBOR + 0.170%)(2)	01/25/41	1,400,000	1,366,102
SLM Student Loan Trust (06-8-A6) 1.91% (3 mo. USD LIBOR + 0.160%)(2)	01/25/41	1,400,000	1,363,560
SLM Student Loan Trust (07-6-B) 2.60% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	156,003	151,850
SLM Student Loan Trust (07-7-B) 2.50% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	144,246
SLM Student Loan Trust (08-2-B) 2.95% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	221,968
SLM Student Loan Trust (08-3-B) 2.95% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	222,643
SLM Student Loan Trust (08-4-B) 3.60% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	225,000	231,017
SLM Student Loan Trust (08-5-B) 3.60% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	225,000	232,650
SLM Student Loan Trust (08-6-B) 3.60% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	232,001
SLM Student Loan Trust (08-7-B) 3.60% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	231,536
SLM Student Loan Trust (08-8-B) 4.00% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	225,000	238,387
SLM Student Loan Trust (08-9-B) 4.00% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	225,000	238,031
Structured Receivables Finance LLC (10-A-B) 7.61%(1)	01/16/46	680,626	771,354
Structured Receivables Finance LLC (10-B-B) 7.97%(1)	08/15/36	402,848	459,893
Student Loan Consolidation Center (02-2-B2) 0.00% (28 day Auction Rate Security)(1)(2)(5)	07/01/42	1,400,000	1,114,824

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Vermont Student Assistance Corp. (12-1-A) 0.00% (1 mo. USD LIBOR + 0.70%)(4)(5)	07/28/34	$300,924	$301,062
Voya CLO, Ltd. (15-2A-A) 3.14% (3 mo. USD LIBOR + 1.400%)(1)(2)	07/23/27	1,405,000	1,408,882

Total Asset-backed Securities (Cost: $31,426,655)			31,814,013

MORTGAGE-BACKED SECURITIES—51.9%

COMMERCIAL MORTGAGE-BACKED SECURITIES—AGENCY—2.5%
Fannie Mae (11-M5-A2) (ACES) (I/O) 1.22%(4)	07/25/21	7,162,576	221,128
Fannie Mae (12-M11-FA) (ACES) 2.09% (1 mo. USD LIBOR + 0.500%)(2)	08/25/19	263,741	263,782
Fannie Mae (12-M14-X2) (I/O) 0.49%(4)	09/25/22	13,034,286	221,198
Fannie Mae (13-M13-FA) 2.22% (1 mo. USD LIBOR + 0.350%)(2)	05/25/18	108,455	108,475
Fannie Mae (16-M11-X2) (I/O) 2.71%(4)	07/25/39	6,865,998	416,728
Fannie Mae (16-M4-X2) (I/O) 2.73%(4)	01/25/39	2,047,401	193,039
Freddie Mac Multifamily Structured Pass-Through Certificates (J19F-A2) 3.50%	01/25/23	1,500,000	1,533,978
Freddie Mac Multifamily Structured Pass-Through Certificates (KP01-X) (I/O) 3.44%(4)	01/25/19	1,546,121	5,139
Freddie Mac Multifamily Structured Pass-Through Certificates (KS07-X) (I/O) 0.65%(4)	09/25/25	12,000,000	500,348
Freddie Mac Multifamily Structured Pass-Through Certificates (KSCT-A1) 3.19%	12/25/19	307,898	309,001
Freddie Mac Multifamily Structured Pass-Through Certificates (KSCT-AX) (I/O) 1.16%(4)	01/25/20	4,556,609	74,960
Ginnie Mae (08-92-E) 5.56%(4)	03/16/44	1,227,467	1,257,469
Ginnie Mae (09-114-IO) (I/O) 0.00%(4)(5)	10/16/49	8,728,094	57,048
Ginnie Mae (11-10-IO) (I/O) 0.06%(4)	12/16/45	20,927,667	181,290
Ginnie Mae (11-105-IO) (I/O) 0.00%(4)(5)	09/16/51	11,184,581	106,813
Ginnie Mae (11-152-IO) (I/O) 0.54%(4)	08/16/51	4,723,283	79,996
Ginnie Mae (11-42-IO) (I/O) 0.00%(4)(5)	08/16/50	17,602,454	174,080
Ginnie Mae (12-4-IO) (I/O) 0.24%(4)	05/16/52	15,873,009	231,892
Ginnie Mae (14-103-IO) (I/O) 0.62%(4)	05/16/55	6,530,446	248,517
Ginnie Mae (14-125-IO) (I/O) 0.97%(4)	11/16/54	6,663,895	414,510
Ginnie Mae (14-88-IE) (I/O) 0.33%(4)	03/16/55	8,541,235	247,976
Ginnie Mae (16-22-IX) (I/O) 1.38%(4)	06/16/38	1,211,284	113,413

Total Commercial Mortgage-backed Securities—Agency (Cost: $8,523,714)			6,960,780

COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—3.9%
BAMLL Commercial Mortgage Securities Trust (14-520M-A) 4.18%(1)(4)	08/15/46	260,000	269,824
Banc of America Commercial Mortgage Trust (07-3-C) 5.58%(4)	06/10/49	700,000	715,932
Banc of America Commercial Mortgage Trust (07-5-AJ) 5.86%(4)	02/10/51	611,556	629,713
CGRBS Commercial Mortgage Trust (13-VN05-A) 3.37%(1)	03/13/35	190,000	190,671
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.81%(1)(3)(4)(6)	09/10/45	3,615,244	223,694
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.28%(3)(4)	10/10/46	4,389,600	210,806
COMM Mortgage Trust (14-CR16-A2) 3.04%	04/10/47	1,420,000	1,424,300
Four Times Square Trust Commercial Mortgage Pass-Through Certificates (06-4TS-A) 5.40%(1)	12/13/28	266,746	281,994
GS Mortgage Securities Corp. Trust (12-ALOH-A) 3.55%(1)	04/10/34	275,000	279,631
GS Mortgage Securities Corp. Trust (12-SHOP-A) 2.93%(1)	06/05/31	270,000	270,775
GS Mortgage Securities Corp. Trust (17-GPTX-XCP) (I/O) 0.79%(1)(3)(4)	05/10/34	11,500,000	193,566
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.67%(1)(3)(4)	03/10/44	16,801,844	280,843
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.20%(1)(3)(4)	01/10/45	17,397,372	137,112
JPMorgan Chase Commercial Mortgage Securities Trust (09-IWST-XA) (I/O) 1.87%(1)(3)(4)(6)	12/05/27	12,030,621	351,933
JPMorgan Chase Commercial Mortgage Securities Trust (10-CNTR-A2) 4.31%(1)	08/05/32	173,656	176,839
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-A) 3.09%(1)	07/05/32	275,723	275,635
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.43%(1)(3)(4)(6)	07/05/32	4,677,440	248,871
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.33%(3)(4)	04/15/46	3,537,192	180,068
Morgan Stanley Bank of America Merrill Lynch Trust (13-C11-A2) 3.09%	08/15/46	624,318	624,826
Morgan Stanley Bank of America Merrill Lynch Trust (13-C7-XA) (I/O) 1.39%(3)(4)	02/15/46	4,054,911	219,886
OBP Depositor LLC Trust (10-OBP-A) 4.65%(1)	07/15/45	255,000	263,245
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.08%(1)(3)(4)(6)	05/10/45	5,788,487	395,583
VNDO Mortgage Trust (12-6AVE-A) 3.00%(1)	11/15/30	280,000	277,421
Wachovia Bank Commercial Mortgage Trust (07-C31-AJ) 5.66%(4)	04/15/47	1,112,293	1,136,277
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.85%(1)(3)(4)(6)	08/15/45	4,778,882	300,096
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 1.91%(1)(3)(4)	11/15/45	3,009,985	212,031
WFRBS Commercial Mortgage Trust (14-C23-XA) (I/O) 0.65%(3)(4)	10/15/57	8,654,557	265,497

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.95%(3)(4)	11/15/47	$6,352,489	$277,369
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O) 1.30%(3)(4)	03/15/47	13,895,752	658,735

Total Commercial Mortgage-backed Securities—Non-agency (Cost: $12,008,275)			10,973,173

RESIDENTIAL MORTGAGE-BACKED SECURITIES—AGENCY—1.0%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59%(4)	02/25/34	1,802,519	48,842
Fannie Mae (07-42-SE) (I/O) (I/F) 4.24% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/25/37	177,978	19,846
Fannie Mae (07-48-SD) (I/O) (I/F) 4.23% (-1.00 x 1 mo. USD LIBOR + 6.100%)(2)	05/25/37	2,239,891	260,248
Fannie Mae (09-69-CS) (I/O) (I/F) 4.88% (-1.00 x 1 mo. USD LIBOR + 6.750%)(2)	09/25/39	385,340	57,519
Freddie Mac (1673-SD) (I/F) (PAC) 13.12% (-2.15 x T10Y + 19.391%)(2)	02/15/24	121,788	146,896
Freddie Mac (1760-ZD) 2.41% (1 x T10Y - 0.500%)(2)	02/15/24	262,975	260,598
Freddie Mac (2990-JK) (I/F) 14.90% (-4.00079 x 1 mo. USD LIBOR + 22.004%)(2)	03/15/35	181,934	222,272
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 3.85% (-1.00 x 1 mo. USD LIBOR + 5.630%)(2)	03/15/36	2,981,468	417,353
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 4.87% (-1.00 x 1 mo. USD LIBOR + 6.650%)(2)	11/15/36	825,338	140,108
Freddie Mac (3323-SA) (I/O) (I/F) 4.33% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/15/37	236,348	26,080
Freddie Mac (3459-JS) (I/O) (I/F) 4.47% (-1.00 x 1 mo. USD LIBOR + 6.250%)(2)	06/15/38	320,238	45,667
Freddie Mac (4030-HS) (I/O) (I/F) 4.83% (-1.00 x 1 mo. USD LIBOR + 6.610%)(2)	04/15/42	1,646,256	286,227
Ginnie Mae (06-35-SA) (I/O) (I/F) 4.78% (-1.00 x 1 mo. USD LIBOR + 6.600%)(2)	07/20/36	2,353,133	352,096
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 2.93% (-1.00 x 1 mo. USD LIBOR + 4.750%)(2)	11/20/36	3,914,067	250,256
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 4.58% (-1.00 x 1 mo. USD LIBOR + 6.400%)(2)	05/20/38	2,136,958	205,840

Total Residential Mortgage-backed Securities—Agency (Cost: $1,791,010)			2,739,848

RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY—44.5%
ACE Securities Corp. (04-IN1-A1) 2.51% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	554,501	523,849
ACE Securities Corp. (07-ASP1-A2C) 2.13% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,695,758	1,037,947
Adjustable Rate Mortgage Trust (05-4-6A22) 3.68%(4)	08/25/35	917,226	574,196
Adjustable Rate Mortgage Trust (06-1-2A1) 3.87%(4)	03/25/36	661,194	554,733
Alternative Loan Trust (06-8T1-1A2) (I/O) 3.63% (1 mo. USD LIBOR + 5.500%)(2)(3)	04/25/36	7,588,771	974,723
Asset-Backed Funding Certificates (05-HE2-M2) 2.62% (1 mo. USD LIBOR + 0.750%)(2)	06/25/35	85,723	87,429
Asset-Backed Funding Certificates (07-NC1-A2) 2.17% (1 mo. USD LIBOR + 0.300%)(1)(2)	05/25/37	1,600,000	1,503,786
Asset-Backed Securities Corp. Home Equity (06-HE1-A4) 2.17% (1 mo. USD LIBOR + 0.300%)(2)	01/25/36	1,500,000	1,433,774
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 2.14% (1 mo. USD LIBOR + 0.270%)(2)	03/25/36	3,000,000	2,893,153
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 2.02% (1 mo. USD LIBOR + 0.150%)(2)	12/25/36	840,821	819,363
Banc of America Alternative Loan Trust (05-10-1CB1) 2.27% (1 mo. USD LIBOR + 0.400%)(2)	11/25/35	953,264	861,209
Banc of America Funding Corp. (15-R3-6A2) 1.79%(1)(4)	05/27/36	1,863,210	1,688,743
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	615,564	624,090
Banc of America Funding Trust (06-3-5A3) 5.50%	03/25/36	366,367	350,955
Banc of America Funding Trust (15-R4-2A1) 1.83% (1 mo. USD LIBOR + 0.205%)(1)(2)	02/25/37	1,360,350	1,327,576
BCAP LLC Trust (11-RR3-1A5) 3.68%(1)(4)	05/27/37	96,664	96,820
BCAP LLC Trust (11-RR3-5A3) 3.31%(1)(4)	11/27/37	482,494	482,093
BCAP LLC Trust (11-RR5-1A3) 3.21%(1)(4)	03/26/37	4,978	4,996
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 3.77%(4)	10/25/33	574,659	580,182
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 3.52% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	549,671	562,800
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.58%(4)	06/25/47	1,061,882	1,048,427
Bear Stearns ALT-A Trust (05-3-4A3) 3.45%(4)	04/25/35	907,681	903,046
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50%(4)	09/25/35	678,832	680,666
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 2.10% (1 mo. USD LIBOR + 0.230%)(2)	04/25/36	452,776	519,717
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	455,990	462,960
CIM Trust 3.60%	08/25/57	1,400,000	1,399,758

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
CIM Trust (15-4AG-A1) 3.66% (1 mo. USD LIBOR + 2.000%)(1)(2)	10/25/57	$937,696	$948,942
CIM Trust (17-7-A) 3.00%(1)(4)	12/25/65	1,293,443	1,292,181
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 3.63% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	574,871	594,481
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 3.74%(4)	10/25/35	1,439,533	1,378,088
Citigroup Mortgage Loan Trust, Inc. (06-WFH3-A4) 2.11% (1 mo. USD LIBOR + 0.240%)(2)	10/25/36	102,102	102,332
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 1.87% (1 mo. USD LIBOR + 0.250%)(1)(2)	07/25/37	2,117,124	2,031,954
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00%	07/25/36	1,153,937	1,102,693
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00%	10/25/36	641,957	625,829
COLT Mortgage Loan Trust (16-1-A1) 3.00%(1)	05/25/46	503,962	511,645
Conseco Finance Securitizations Corp. (01-4-A4) 7.36%(4)	08/01/32	126,213	131,150
Conseco Finance Securitizations Corp. (99-6-A1) 7.36%(1)(4)	06/01/30	1,689,352	1,165,257
Conseco Financial Corp. (96-6-M1) 7.95%(4)	09/15/27	317,097	343,330
Conseco Financial Corp. (96-7-M1) 7.70%(4)	09/15/26	362,877	388,320
Conseco Financial Corp. (98-3-A6) 6.76%(4)	03/01/30	244,242	258,946
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	308,080	324,662
Conseco Financial Corp. (98-4-A6) 6.53%(4)	04/01/30	263,447	280,089
Conseco Financial Corp. (98-4-A7) 6.87%(4)	04/01/30	278,959	298,489
Countryplace Manufactured Housing Contract Trust (07-1-A4) 5.85%(1)(4)	07/15/37	1,033,197	1,050,647
Countrywide Alternative Loan Trust (05-20CB-4A1) 5.25%	07/25/20	210,924	209,108
Countrywide Asset-Backed Certificates (07-13-2A1) 2.77% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	842,207	838,526
Countrywide Home Loans (04-HYB4-B1) 3.54%(4)(7)	09/20/34	983,795	236,270
Countrywide Home Loans (06-14-X) (I/O) 0.20%(3)(4)	09/25/36	27,445,716	171,906
Countrywide Home Loans (06-HYB2-1A1) 3.80%(4)	04/20/36	1,535,716	1,213,666
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 2.61% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	437,064	430,912
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50%	01/25/36	1,473,249	1,005,834
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00%	07/25/36	788,326	665,617
Credit Suisse Mortgage Trust (12-2R-1A2) 3.63%(1)(4)	05/27/35	1,066,226	1,127,871
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	618,642	614,331
Credit-Based Asset Servicing and Securitization LLC (05-CB4-M2) 2.32% (1 mo. USD LIBOR + 0.450%)(2)	07/25/35	1,290,000	1,295,044
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.44%	01/25/36	1,543,267	1,328,578
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.46%	12/25/36	2,836,281	2,138,980
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 4.23%	02/25/37	1,347,713	1,054,326
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 4.23%	02/25/37	1,324,144	1,035,767
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.88%	03/25/37	1,587,679	905,074
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 5.63%(4)	06/25/36	2,113,478	1,910,040
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 2.06% (1 mo. USD LIBOR + 0.190%)(2)	02/25/37	864,554	788,308
DSLA Mortgage Loan Trust (06-AR2-2A1A) 2.01% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	550,645	500,355
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 2.03% (1 mo. USD LIBOR + 0.160%)(2)	10/25/36	1,087,176	827,158
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 2.08% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	1,323,352	987,590
First Franklin Mortgage Loan Trust (06-FF11-2A3) 2.02% (1 mo. USD LIBOR + 0.150%)(2)	08/25/36	1,724,440	1,425,724
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 3.15%	12/25/35	564,509	515,148
Greenpoint Manufactured Housing (00-1-A4) 8.14%(4)	03/20/30	857,395	890,435
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,650,293	953,284
GSC Capital Corp. Mortgage Trust (06-2-A1) 2.05% (1 mo. USD LIBOR + 0.180%)(2)	05/25/36	504,499	449,196
GSR Mortgage Loan Trust (05-AR3-6A1) 3.63%(4)	05/25/35	450,097	435,428
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	624,926	572,564
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 3.68%(4)	10/25/34	666,818	676,956
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 3.45%(4)	10/25/35	771,044	667,382
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 1.26%(3)(4)	07/25/36	392,772	2,757

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 3.72%(4)	06/25/36	$1,002,541	$876,492
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.49%(4)	05/25/37	1,304,993	1,215,394
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 2.06% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	2,051,990	1,841,341
Indymac Manufactured Housing Contract (98-2-A4) 6.64%(4)	08/25/29	15,163	15,185
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.51%(4)(7)	05/25/36	893,714	770,646
JPMorgan Mortgage Acquisition Corp. (05-FRE1-A2F3) 3.39%	10/25/35	956,064	949,722
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 2.03% (1 mo. USD LIBOR + 0.160%)(2)	01/25/36	424,126	422,392
JPMorgan Mortgage Trust (04-A6-5A1) 3.43%(4)	12/25/34	334,271	324,441
JPMorgan Mortgage Trust (07-S2-1A1) 5.00%	06/25/37	227,963	177,126
JPMorgan Resecuritization Trust (15-4-1A5) 1.81% (1 mo. USD LIBOR + 0.190%)(1)(2)	06/26/47	1,863,000	1,679,519
JPMorgan Resecuritization Trust (15-4-2A2) 3.82%(1)(4)	06/26/47	4,309,761	1,605,371
Lehman ABS Manufactured Housing Contract Trust (01-B-A6) 6.47%(4)	04/15/40	88,625	90,438
Lehman XS Trust (06-10N-1A3A) 2.08% (1 mo. USD LIBOR + 0.210%)(2)	07/25/46	1,106,832	1,074,182
Lehman XS Trust (06-12N-A31A) 2.07% (1 mo. USD LIBOR + 0.200%)(2)	08/25/46	1,611,100	1,375,836
Long Beach Mortgage Loan Trust (04-4-M1) 2.77% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	1,267,240	1,271,859
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00%(7)	10/25/47	1,188,629	957,625
MASTR Asset-Backed Securities Trust (06-NC1-A4) 2.47% (1 mo. USD LIBOR + 0.300%)(2)	01/25/36	337,780	335,469
MASTR Asset-Backed Securities Trust (07-HE1-A4) 2.15% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,447,872
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 2.08% (1 mo. USD LIBOR + 0.210%)(2)	04/25/37	1,401,398	1,185,097
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 2.00% (1 mo. USD LIBOR + 0.130%)(2)	06/25/37	787,973	610,384
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 2.05% (1 mo. USD LIBOR + 0.180%)(2)	06/25/37	1,609,024	1,251,930
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 4.48% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	08/25/36	428,740	420,647
Mid-State Trust (04-1-B) 8.90%	08/15/37	412,166	468,133
Mid-State Trust (04-1-M1) 6.50%	08/15/37	412,166	438,335
Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3) 2.67% (1 mo. USD LIBOR + 0.795%)(2)	07/25/35	431,495	434,094
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 2.01% (1 mo. USD LIBOR + 0.140%)(2)	04/25/36	937,984	900,302
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 3.09%(4)	11/25/37	714,989	589,179
Morgan Stanley Home Equity Loan Trust (06-2-A4) 2.15% (1 mo. USD LIBOR + 0.280%)(2)	02/25/36	1,059,565	1,041,793
MortgageIT Trust (05-5-A1) 2.13% (1 mo. USD LIBOR + 0.260%)(2)	12/25/35	618,058	615,749
Nationstar Home Equity Loan Trust (07-B-2AV3) 2.12% (1 mo. USD LIBOR + 0.250%)(2)	04/25/37	2,602,390	2,600,001
New Century Home Equity Loan Trust (05-B-A2D) 2.27% (1 mo. USD LIBOR + 0.400%)(2)	10/25/35	929,855	935,330
New Century Home Equity Loan Trust (06-C-A2D) 2.21% (1 mo. USD LIBOR + 0.340%)(2)	12/25/35	1,700,000	1,669,933
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.71%(4)	02/25/36	1,291,808	1,166,788
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15%(4)	09/15/29	1,896,284	1,174,760
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40%(4)	07/15/30	755,830	428,304
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61%(4)	06/15/31	1,386,546	455,285
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90%(4)	09/15/22	967,869	802,420
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93%(4)	09/15/31	560,762	500,434
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03%(4)	05/15/24	316,309	329,826
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83%(4)	05/15/28	301,017	308,814
Oakwood Mortgage Investors, Inc. (98-D-A) 6.40%	01/15/29	33,001	33,078
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	313,119	326,373
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61%(4)	03/15/30	1,076,113	1,004,959
Park Place Securities, Inc. (05-WCW1-M1) 2.32% (1 mo. USD LIBOR + 0.450%)(2)	09/25/35	350,661	352,039
Park Place Securities, Inc. (05-WHQ2-M1) 2.50% (1 mo. USD LIBOR + 0.630%)(2)	05/25/35	11,651	11,682
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.93%	01/25/36	611,000	608,923
RALI Series Trust (06-QS7-A2) 6.00%	06/25/36	837,010	771,990
RASC Series Trust (05-KS11-M1) 2.27% (1 mo. USD LIBOR + 0.400%)(2)	12/25/35	834,900	837,698
RBSSP Resecuritization Trust (12-6-4A2) 1.95% (1 mo. USD LIBOR + 0.330%)(1)(2)	01/26/36	2,184,798	2,148,321

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES—NON-AGENCY (Continued)
Residential Accredit Loans, Inc. (05-QA7-A1) 3.70%(4)	07/25/35	$1,474,213	$1,232,519
Residential Accredit Loans, Inc. (05-QA8-CB21) 4.10%(4)	07/25/35	802,668	660,821
Residential Accredit Loans, Inc. (06-QA10-A2) 2.05% (1 mo. USD LIBOR + 0.180%)(2)	12/25/36	997,177	895,381
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75%	01/25/36	643,212	623,733
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35%(3)(4)	08/25/36	15,143,526	203,967
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.75%(3)(4)	06/25/36	6,805,496	178,022
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00%	08/25/36	1,413,690	1,304,151
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33%(3)(4)	01/25/37	16,637,595	217,648
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.36%(3)(4)	02/25/37	17,535,047	236,777
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50%	04/25/37	407,546	380,191
Residential Asset Mortgage Products, Inc. (06-RZ3-A3) 2.16% (1 mo. USD LIBOR + 0.290%)(2)	08/25/36	850,461	850,421
Residential Asset Securitization Trust (05-A15-4A1) 6.00%	02/25/36	1,167,367	838,261
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00%(3)	05/25/37	2,831,906	447,310
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.32%(3)(4)	09/25/36	44,325,092	406,521
Residential Funding Mortgage Securities II (01-HI3-AI7) 7.56%	07/25/26	25,275	25,609
Saxon Asset Securities Trust (07-3-2A4) 2.36% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,378,463
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 2.09% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,223,040
Soundview Home Loan Trust (06-1-A4) 2.17% (1 mo. USD LIBOR + 0.300%)(2)	02/25/36	1,106,871	1,132,099
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 3.77%(4)	10/25/35	409,401	390,221
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.74%(4)	10/25/47	515,683	462,191
Structured Asset Investment Loan Trust (05-3-M2) 2.53% (1 mo. USD LIBOR + 0.660%)(2)	04/25/35	645,831	647,946
Structured Asset Securities Corp. (05-WF4-M2) 2.30% (1 mo. USD LIBOR + 0.430%)(2)	11/25/35	485,270	487,263
Structured Asset Securities Corp. (06-GEL4-A3) 2.17% (1 mo. USD LIBOR + 0.300%)(1)(2)	10/25/36	992,387	982,683
WAMU Asset-Backed Certificates (07-HE1-2A3) 2.02% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	2,333,129	1,524,734
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) 4.20% (-1.00 x 1 mo. USD LIBOR + 6.070%)(2)(3)	06/25/37	4,980,016	626,303
Wells Fargo Home Equity Trust (06-2-A3) 2.08% (1 mo. USD LIBOR + 0.210%)(2)	01/25/37	730,000	655,995
Wells Fargo Home Equity Trust (06-2-A4) 2.12% (1 mo. USD LIBOR + 0.250%)(2)	07/25/36	667,763	663,961
Wells Fargo Mortgage-Backed Securities Trust (06-AR10-5A1) 3.50%(4)	07/25/36	507,061	513,243
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 4.05%(4)	04/25/37	449,974	439,768
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1) 5.75%	02/25/38	191,793	202,363

Total Residential Mortgage-backed Securities—Non-agency (Cost: $109,507,089)			124,385,277

Total Mortgage-backed Securities (Cost: $131,830,088)			145,059,078

CORPORATE BONDS—31.1%

Aerospace/Defense—0.8%
L3 Technologies, Inc. 5.20%	10/15/19	750,000	772,840
Northrop Grumman Corp. 3.25%	01/15/28	435,000	416,081
United Technologies Corp. 1.78%	05/04/18	1,000,000	999,166

			2,188,087

Agriculture—0.3%
BAT International Finance PLC (United Kingdom) 1.85%(1)	06/15/18	825,000	823,851

Airlines—0.7%
America West Airlines, Inc. Pass-Through Certificates, (01-1) (EETC) 7.10%	10/02/22	289,179	311,041
Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1) (EETC) 7.71%	10/02/22	484,106	510,566
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	410,462	447,026
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	522,329	568,367

			1,837,000

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC 2.94%	01/08/19	900,000	900,027
General Motors Co.
3.50%	10/02/18	500,000	500,794
4.88%	10/02/23	150,000	156,715

			1,557,536

Auto Parts & Equipment—0.0%
Goodyear Tire & Rubber Co. (The) 4.88%	03/15/27	66,000	63,655

Banks—10.3%
Bank of America Corp. 2.74%(4)	01/23/22	705,000	695,366

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
3.42% (3 mo. USD LIBOR + 1.040%)(1)(4)	12/20/28	$1,916,000	$1,837,577
4.00%	04/01/24	406,000	415,204
5.65%	05/01/18	1,665,000	1,668,879
6.88%	04/25/18	1,250,000	1,253,401
Bank of New York Mellon Corp. (The) 2.60%	02/07/22	835,000	816,878
Citigroup, Inc.
2.05%	12/07/18	1,000,000	995,939
2.05%	06/07/19	500,000	495,543
2.50%	09/26/18	600,000	600,014
8.50%	05/22/19	1,500,000	1,595,128
Goldman Sachs Group, Inc. (The)
2.30%	12/13/19	810,000	802,149
3.27% (3 mo. USD LIBOR + 1.200%)(4)	09/29/25	430,000	414,278
3.69% (3 mo. USD LIBOR + 1.510%)(2)	06/05/28	590,000	574,612
3.75%	05/22/25	750,000	741,502
6.15%	04/01/18	1,150,000	1,150,000
7.50%	02/15/19	1,000,000	1,040,454
JPMorgan Chase & Co.
3.22% (3 mo. USD LIBOR + 1.155%)(2)	03/01/25	380,000	370,634
3.54% (3 mo. USD LIBOR + 1.380%)(2)	05/01/28	690,000	675,836
3.90%	07/15/25	1,000,000	1,010,118
JPMorgan Chase Bank NA
2.07%(4)	02/13/20	1,130,000	1,130,170
2.60%(4)	02/01/21	1,130,000	1,124,942
Lloyds Bank PLC (United Kingdom) 5.80%(1)	01/13/20	650,000	681,222
Lloyds Banking Group PLC (United Kingdom) 2.91% (3 mo. USD LIBOR + 0.814%)(4)	11/07/23	285,000	275,307
Morgan Stanley
2.63% (3 mo. USD LIBOR + 0.800%)(2)	02/14/20	380,000	381,201
3.63%	01/20/27	550,000	538,949
3.88%	04/29/24	400,000	403,808
6.63%	04/01/18	2,000,000	2,000,000
7.30%	05/13/19	750,000	786,099
Santander UK Group Holdings PLC 3.37%(4)	01/05/24	435,000	426,937
UBS AG / Stamford CT (Switzerland) 2.38%	08/14/19	750,000	744,885
Wells Fargo & Co.
3.00%	04/22/26	450,000	422,552
3.00%	10/23/26	750,000	703,124
3.58% (3 mo. USD LIBOR + 1.310%)(2)	05/22/28	1,250,000	1,221,777
Wells Fargo Bank N.A. 2.40%	01/15/20	850,000	842,874

			28,837,359

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 4.90%	02/01/46	469,000	504,841

Biotechnology—0.5%
Amgen, Inc. 4.66%	06/15/51	690,000	713,447
Baxalta, Inc. 2.88%	06/23/20	300,000	298,050
Celgene Corp. 4.63%	05/15/44	500,000	500,515

			1,512,012

Chemicals—0.2%
Axalta Coating Systems LLC 4.88%(1)	08/15/24	200,000	201,750
Valvoline, Inc. 5.50%	07/15/24	210,000	216,300

			418,050

Commercial Services—0.1%
IHS Markit, Ltd.
4.00%(1)	03/01/26	73,000	70,445
5.00%(1)	11/01/22	121,000	126,143
Matthews International Corp. 5.25%(1)	12/01/25	130,000	127,887

			324,475

Computers—0.1%
Apple, Inc. 3.00%	11/13/27	400,000	383,573

Cosmetics/Personal Care—0.1%
First Quality Finance Co., Inc. 5.00%(1)	07/01/25	294,000	282,240

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 4.50%	05/15/21	300,000	307,500
International Lease Finance Corp. 7.13%(1)	09/01/18	250,000	253,813
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	719,185

			1,280,498

Electric—0.5%
FirstEnergy Transmission LLC 4.35%(1)	01/15/25	750,000	771,842
NextEra Energy Operating Partners LP 4.50%(1)	09/15/27	150,000	142,500
Puget Energy, Inc. 6.00%	09/01/21	500,000	542,814

			1,457,156

Engineering & Construction—0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88%(1)	07/15/21	700,000	739,609

Entertainment—0.1%
GLP Capital LP / GLP Financing II, Inc. 5.38%	04/15/26	140,000	142,450
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. 6.13%(1)	08/15/21	125,000	120,938

			263,388

Environmental Control—0.1%
Clean Harbors, Inc. 5.13%	06/01/21	135,000	137,025
GFL Environmental, Inc. 5.38%(1)	03/01/23	160,000	157,600

			294,625

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED)

Issues	Maturity Date	Principal Amount	Value
Food—0.9%
Conagra Brands, Inc. 2.20% (3 mo. USD LIBOR + 0.500%)(4)	10/09/20	$650,000	$650,708
Kraft Heinz Foods Co.
3.00%	06/01/26	400,000	369,872
6.38%	07/15/28	210,000	243,444
Lamb Weston Holdings, Inc. 4.63%(1)	11/01/24	120,000	119,550
Mondelez International Holdings Netherlands BV 1.63%(1)	10/28/19	900,000	881,419
Post Holdings, Inc.
5.63%(1)	01/15/28	154,000	147,648
5.75%(1)	03/01/27	130,000	129,675

			2,542,316

Forest Products & Paper—0.3%
Georgia-Pacific LLC 2.54%(1)	11/15/19	800,000	794,469

Healthcare-Products—0.1%
Hill-Rom Holdings, Inc. 5.75%(1)	09/01/23	130,000	135,037
Hologic, Inc. 4.63%(1)	02/01/28	70,000	67,113

			202,150

Healthcare-Services—1.8%
Anthem, Inc. 3.65%	12/01/27	430,000	415,695
Centene Corp. 4.75%	01/15/25	270,000	263,925
CHS / Community Health Systems, Inc. 6.25%	03/31/23	150,000	138,938
Cigna Corp. 3.05%	10/15/27	430,000	393,086
DaVita, Inc.
5.00%	05/01/25	131,000	127,083
5.13%	07/15/24	11,000	10,759
Fresenius Medical Care US Finance, Inc. 6.50%(1)	09/15/18	700,000	710,586
HCA, Inc.
4.75%	05/01/23	300,000	303,750
5.00%	03/15/24	350,000	354,375
Humana, Inc. 2.90%	12/15/22	435,000	425,616
Molina Healthcare, Inc.
4.88%(1)	06/15/25	140,000	131,250
5.38%	11/15/22	50,000	49,625
MPH Acquisition Holdings LLC 7.13%(1)	06/01/24	130,000	134,550
NYU Hospitals Center 4.43%	07/01/42	700,000	728,670
SP Finco LLC 6.75%(1)	07/01/25	90,000	87,750
Tenet Healthcare Corp.
4.63%(1)	07/15/24	114,000	110,010
4.75%	06/01/20	50,000	50,500
Universal Health Services, Inc. 3.75%(1)	08/01/19	500,000	500,313
WellCare Health Plans, Inc. 5.25%	04/01/25	115,000	115,719

			5,052,200

Household Products/Wares—0.1%
Central Garden & Pet Co.
5.13%	02/01/28	100,000	95,005
6.13%	11/15/23	200,000	209,750
Spectrum Brands, Inc. 6.13%	12/15/24	75,000	77,812

			382,567

Insurance—0.8%
Farmers Exchange Capital 7.05%(1)	07/15/28	500,000	602,266
MetLife, Inc. 6.40%	12/15/66	600,000	660,750
Nationwide Mutual Insurance Co. 4.41% (3 mo. USD LIBOR + 2.290%)(1)(2)	12/15/24	1,000,000	988,750

			2,251,766

Internet—0.1%
Zayo Group LLC / Zayo Capital, Inc. 5.75%(1)	01/15/27	140,000	137,200

Machinery-Diversified—0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.75%(1)	04/15/26	140,000	139,559

Media—0.7%
Altice US Finance I Corp. (Luxembourg) 5.50%(1)	05/15/26	200,000	196,000
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%(1)	02/01/28	86,000	81,163
5.13%(1)	05/01/27	290,000	275,048
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%	07/23/22	800,000	819,447
6.48%	10/23/45	150,000	165,922
DISH DBS Corp. 5.13%	05/01/20	150,000	150,562
Sirius XM Radio, Inc. 3.88%(1)	08/01/22	130,000	125,353

			1,813,495

Miscellaneous Manufacturers—0.6%
General Electric Capital Corp. 2.32% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,000,000	1,702,420

Oil & Gas—0.3%
Antero Resources Corp. 5.13%	12/01/22	40,000	40,550
Centennial Resource Production LLC 5.38%(1)	01/15/26	130,000	127,887
CrownRock LP / CrownRock Finance, Inc. 5.63%(1)	10/15/25	145,000	143,369
Diamondback Energy, Inc. 4.75%	11/01/24	73,000	72,544
Endeavor Energy Resources LP / EER Finance, Inc. 5.50%(1)	01/30/26	140,000	139,650
Gulfport Energy Corp. 6.38%	05/15/25	35,000	33,644
Newfield Exploration Co.
5.63%	07/01/24	55,000	58,163
5.75%	01/30/22	135,000	141,750
Parsley Energy LLC / Parsley Finance Corp.
5.25%(1)	08/15/25	130,000	129,512
5.63%(1)	10/15/27	65,000	64,837

			951,906

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Oil & Gas Services—0.1%
Transocean Proteus, Ltd. 6.25%(1)	12/01/24	$175,500	$179,229
USA Compression Partners LP / USA Compression Finance Corp. 6.88%(1)	04/01/26	142,000	144,485

			323,714

Packaging & Containers—0.6%
Amcor Finance USA, Inc. 3.63%(1)	04/28/26	400,000	384,670
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%(1)	05/15/23	300,000	301,890
Ball Corp. 4.88%	03/15/26	90,000	90,459
Crown Americas LLC / Crown Americas Capital Corp. V 4.25%	09/30/26	200,000	185,500
Graphic Packaging International, Inc. 4.13%	08/15/24	280,000	276,500
OI European Group BV (Netherlands) 4.00%(1)	03/15/23	150,000	143,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer S.A. (Luxembourg) 5.75%	10/15/20	397,334	402,301

			1,784,570

Pharmaceuticals—1.3%
Actavis Funding SCS (Luxembourg) 3.80%	03/15/25	500,000	491,935
AstraZeneca PLC (United Kingdom) 3.13%	06/12/27	417,000	400,674
CVS Health Corp. 2.25%	08/12/19	750,000	742,744
5.05%	03/25/48	705,000	744,412
Shire Acquisitions Investments Ireland DAC (Ireland) 1.90%	09/23/19	500,000	491,925
Teva Pharmaceutical Finance IV LLC (Israel) 2.25%	03/18/20	300,000	285,354
Valeant Pharmaceuticals International, Inc. (Canada)
5.50%(1)	11/01/25	124,000	121,179
5.88%(1)	05/15/23	11,000	9,776
6.13%(1)	04/15/25	420,000	363,300
9.25%(1)	04/01/26	43,000	43,054

			3,694,353

Pipelines—1.6%
Cheniere Corpus Christi Holdings LLC 5.13%	06/30/27	90,000	89,663
Enbridge Energy Partners LP 5.88%	10/15/25	50,000	55,226
EQT Midstream Partners LP 4.13%	12/01/26	500,000	479,390
Kinder Morgan, Inc. 5.63%(1)	11/15/23	500,000	535,586
NGPL PipeCo LLC 4.38%(1)	08/15/22	190,000	189,525
Pipeline Funding Co. LLC 7.50%(1)	01/15/30	478,600	571,052
Plains All American Pipeline LP / PAA Finance Corp. 4.65%	10/15/25	500,000	503,438
Rockies Express Pipeline LLC
5.63%(1)	04/15/20	255,000	265,203
6.00%(1)	01/15/19	95,000	96,781
Sabine Pass Liquefaction LLC 5.63%	03/01/25	400,000	430,375
Sunoco Logistics Partners Operations LP 5.40%	10/01/47	500,000	476,059
Texas Eastern Transmission LP 2.80%(1)	10/15/22	300,000	288,597
TransMontaigne Partners LP / TLP Finance Corp. 6.13%	02/15/26	140,000	141,050
Williams Partners LP 6.30%	04/15/40	400,000	460,307

			4,582,252

REIT—3.3%
Alexandria Real Estate Equities, Inc. 2.75%	01/15/20	1,000,000	995,855
American Tower Corp. 3.00%	06/15/23	435,000	420,632
Boston Properties LP 3.20%	01/15/25	290,000	280,515
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%	04/15/23	500,000	503,875
Education Realty Operating Partnership LP 4.60%	12/01/24	750,000	761,627
HCP, Inc.
3.75%	02/01/19	500,000	503,808
4.25%	11/15/23	630,000	647,449
Healthcare Trust of America Holdings LP 2.95%	07/01/22	710,000	694,123
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.63%	05/01/24	135,000	139,725
Piedmont Operating Partnership LP 3.40%	06/01/23	425,000	415,462
SBA Communications Corp. 4.00%(1)	10/01/22	344,000	331,100
SL Green Realty Corp. 5.00%	08/15/18	950,000	954,153
Ventas Realty LP / Ventas Capital Corp. 2.70%	04/01/20	750,000	744,237
VEREIT Operating Partnership LP 3.00%	02/06/19	280,000	280,007
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%(1)	09/17/19	650,000	647,052
Welltower, Inc. 4.13%	04/01/19	1,000,000	1,010,850

			9,330,470

Retail—0.5%
1011778 BC ULC / New Red Finance, Inc. (Canada) 4.25%(1)	05/15/24	230,000	220,570
Cumberland Farms, Inc. 6.75%(1)	05/01/25	175,000	182,656
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%(1)	06/01/24	50,000	49,813
Rite Aid Corp. 6.13%(1)	04/01/23	80,000	80,900
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	714,653
4.80%	11/18/44	225,000	222,663

			1,471,255

Semiconductors—0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.38%	01/15/20	575,000	567,228

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Issues	Maturity Date	Principal Amount	Value
Semiconductors (Continued)
NXP BV / NXP Funding LLC (Netherlands) 4.13%(1)	06/01/21	$200,000	$202,500

			769,728

Software—0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%(1)	03/01/25	82,000	81,461
First Data Corp. 5.00%(1)	01/15/24	181,000	181,679
MSCI, Inc. 4.75%(1)	08/01/26	67,000	66,581

			329,721

Telecommunications—2.1%
AT&T, Inc.
4.35%	06/15/45	400,000	364,900
4.75%	05/15/46	675,000	658,094
5.25%	03/01/37	705,000	747,453
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%	08/01/23	311,000	251,132
9.75%(1)	07/15/25	100,000	93,625
Level 3 Financing, Inc.
5.313%	05/01/23	50,000	49,188
5.38%	01/15/24	136,000	132,858
SoftBank Group Corp. (Japan) 4.50%(1)	04/15/20	200,000	204,710
Sprint Communications, Inc. 9.00%(1)	11/15/18	443,000	459,336
Sprint Corp. 7.63%	03/01/26	100,000	98,000
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%(1)	03/20/25	565,000	568,531
T-Mobile USA, Inc.
4.50%	02/01/26	113,000	108,339
4.75%	02/01/28	170,000	163,633
6.63%	04/01/23	400,000	414,240
Verizon Communications, Inc.
4.52%	09/15/48	400,000	386,979
5.01%	04/15/49	583,000	602,549
5.25%	03/16/37	420,000	452,074

			5,755,641

Total Corporate Bonds (Cost: $87,615,004)			86,779,707

MUNICIPAL BONDS—2.4%
Alabama Economic Settlement Authority, Revenue Bond 4.26%	09/15/32	705,000	735,456
City of New York, New York, Build America Bonds 6.65%	12/01/31	1,000,000	1,094,910
Florida’s Turnpike Enterprise, Build America Bonds 6.80%	07/01/39	460,000	483,548
Metropolitan Water District of Southern California, Build America Bonds 6.54%	07/01/39	500,000	524,005
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bond 5.01%	08/01/27	800,000	900,096
New York City Water and Sewer System, Build America Bonds 6.49%	06/15/42	800,000	863,152
New York State Dormitory Authority, Revenue Bond 5.29%	03/15/33	1,000,000	1,136,900
State of California, General Obligation 7.95%	03/01/36	1,000,000	1,095,370

Total Municipal Bonds(Cost: $7,111,745)			6,833,437

Total Fixed Income Securities (Cost: $257,983,492)			270,486,235

Security		Shares
MONEY MARKET INVESTMENTS—0.6%
State Street Institutional U.S. Government Money Market Fund—Premier Class, 1.58%(8)		1,641,258	1,641,258

Total Money Market Investments (Cost: $1,641,258)			1,641,258

Issues	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS—3.6%

U.S. TREASURY SECURITIES—3.6%
U.S. Treasury Bill
1.34%(9)	04/19/18	3,420,000	3,417,369
1.38%(9)	04/26/18	1,305,000	1,303,617
1.40%(9)	07/12/18	1,690,000	1,681,770
1.60%(9)(10)	06/14/18	350,000	348,827
1.70%(9)	07/05/18	738,000	734,714
1.70%(9)	07/26/18	2,718,000	2,702,747

Total U.S. Treasury Securities (Cost: $10,189,044)			10,189,044

Total Short Term Investments (Cost: $10,189,044)			10,189,044

TOTAL INVESTMENTS (101.0%) (Cost: $269,813,794)			282,316,537
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.0%)			(2,857,034)

NET ASSETS (100.0%)			$279,459,503

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS MARCH 31, 2018 (UNAUDITED) (CONT’D)

Futures Contracts—Exchange Traded
Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	06/15/18	$ 4,436,541	$ 4,228,800	$ (207,741)
3	10-Year U.S. Treasury Note Futures	06/20/18	382,248	389,578	7,330

			$ 4,818,789	$ 4,618,378	$ (200,411)

SELL
8	2-Year U.S. Treasury Note Futures	06/29/18	$ 1,700,265	$ 1,700,875	$ (610)
24	U.S. Ultra Long Bond Futures	06/20/18	3,725,669	3,851,250	(125,581)

			$ 5,425,934	$ 5,552,125	$ (126,191)

Notes to Schedule of Investments:

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2018, the value of these securities amounted to $64,384,654 or 23.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

(2)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2018.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(5)	Security is not accruing interest.
(6)	Restricted security (Note 2).
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Rate disclosed is the 7-day net yield as of March 31, 2018.
(9)	Rate shown represents yield-to-maturity.
(10)	All or a portion of this security is held as collateral for open futures contracts.
ABS	- Asset-Backed Securities.
ACES	- Alternative Credit Enhancement Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
TAC	- Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	March 31, 2018

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	44.5%
Asset-Backed Securities	11.4
Banks	10.3
Commercial Mortgage-Backed Securities—Non-Agency	3.9
REIT	3.3
Commercial Mortgage-Backed Securities—Agency	2.5
Municipal Bonds	2.4
Telecommunications	2.1
Healthcare-Services	1.8
Pipelines	1.6
Pharmaceuticals	1.3
Residential Mortgage-Backed Securities—Agency	1.0
Food	0.9
Aerospace/Defense	0.8
Insurance	0.8
Airlines	0.7
Media	0.7
Auto Manufacturers	0.6
Miscellaneous Manufacturers	0.6
Packaging & Containers	0.6
Biotechnology	0.5
Diversified Financial Services	0.5
Electric	0.5
Retail	0.5
Agriculture	0.3
Engineering & Construction	0.3
Forest Products & Paper	0.3
Oil & Gas	0.3
Semiconductors	0.3
Beverages	0.2
Chemicals	0.2
Commercial Services	0.1
Computers	0.1
Cosmetics/Personal Care	0.1
Entertainment	0.1
Environmental Control	0.1
Healthcare-Products	0.1
Household Products/Wares	0.1
Internet	0.1
Machinery-Diversified	0.1
Oil & Gas Services	0.1
Software	0.1
Auto Parts & Equipment	0.0 *
Money Market Investments	0.6
Short-Term Investments	3.6

Total	101.0%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2018

The following is a summary of the fair valuations according to the inputs used as of March 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$31,340,843	$473,170	$31,814,013
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities—Agency	—	6,960,780	—	6,960,780
Commercial Mortgage-Backed Securities—Non-Agency	—	6,817,083	4,156,090	10,973,173
Residential Mortgage-Backed Securities—Agency	—	2,739,848	—	2,739,848
Residential Mortgage-Backed Securities—Non-Agency	—	120,919,343	3,465,934	124,385,277

Total Mortgage-Backed Securities	—	137,437,054	7,622,024	145,059,078

Corporate Bonds*	—	86,779,707	—	86,779,707
Municipal Bonds	—	6,833,437	—	6,833,437

Total Fixed Income Securities	—	262,391,041	8,095,194	270,486,235

Money Market Investments	1,641,258	—	—	1,641,258

Short-Term Investments	10,189,044	—	—	10,189,044

Total Investments	11,830,302	262,391,041	8,095,194	282,316,537

Asset Derivatives
Futures
Interest Rate Risk	7,330	—	—	7,330

Total	$11,837,632	$262,391,041	$8,095,194	$282,323,867

Liability Derivatives
Futures
Equity Risk	$(207,741)	$—	$—	$(207,741)
Interest Rate Risk	(126,191)	—	—	(126,191)

Total	$(333,932)	$—	$—	$(333,932)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	March 31, 2018

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded over-the-counter (“OTC”) are valued, at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2018 is listed after the Investments by Sector or Industry table.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended March 31, 2018.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Residential Mortgage-Backed Securities — Non- Agency	Total
Balance as of December 31, 2017	$473,172	$4,070,594	$3,906,290	8,450,056
Accrued Discounts (Premiums)	—	(43,946)	(160,164)	(204,110)
Realized Gain (Loss)	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(2)	(310,902)	(280,192)	(591,096)
Purchases	—	440,344	—	440,344
Sales	—	—	—	—
Transfers in to Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Balance as of March 31, 2018	$473,170	$4,156,090	$3,465,934	$8,095,194

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2018	$(2)	$(310,902)	$(280,192)	$(591,096)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2018, are as follows:

Description	Fair Value at March 31, 2018	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Asset-Backed Securities	$473,170	Third-party Broker	Broker Quotes	$35.000 to 37.000	$36.190
Commercial Mortgage-Backed Securities-Non-Agency	$4,156,090	Third-party Vendor	Vendor Prices	$0.788 to 7.044	$4.817
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,693,003	Third-party Vendor	Vendor Prices	$0.702 to 15.795	$1.633
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Securities)	$1,772,931	Third-party Vendor	Vendor Prices	$0.626 to 12.844	$2.389

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor prices using the Advisor’s own model and inputs.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the period ended March 31, 2018, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

Asset Derivatives

	Equity Risk	Interest Rate Risk	Total
Futures Contracts	$—	$7,330	$7,330

Total Value	$—	$7,330	$7,330

Liability Derivatives
Futures Contracts	$(207,741)	$(126,191)	$(333,932)

Total Value	$(207,741)	$(126,191)	$(333,932)

Outstanding Contracts(1)
Futures Contracts	32	53	85

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended March 31, 2018.

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. There were no outstanding foreign currency forward contracts as of March 31, 2018.

Futures Contracts: The Fund seeks to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2018, the Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized treasury and other bond futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding as of March 31, 2018 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at anytime before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended March 31, 2018, the Fund did not purchase or write any option contracts.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended March 31, 2018, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of March 31, 2018

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2018.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at March 31, 2018 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.814%, due 09/10/45	2/13/2015-2/26/2015	$357,542	$223,694	0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, (09-IWST-XA), 1.873%, due 12/05/27	3/23/2017	546,547	351,933	0.1%
JP Morgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.431%, due 07/05/2032	10/11/2017	278,454	248,871	0.1%
UBS Commercial Mortgage Trust 2012-C1, (12-C1-XA), 2.271%, due 05/10/45	6/27/2017	431,634	395,583	0.1%
WFRBS Commercial Mortgage Trust (12-C8-XA) 1.8514 due 08/15/2045	12/22/2017	321,828	300,096	0.1%

		$1,936,005	$1,520,177	0.5%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a)Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	May 9, 2018

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	May 9, 2018